UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 17, 2006
                                (April 12, 2006)

                             NOVASTAR RESOURCES LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                       000-28535                 91-1975651
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(State of Incorporation)       (Commission File No.)       (IRS Employer ID No.)

               8300 GREENSBORO DRIVE, SUITE 800, MCLEAN, VA 22102
                    (Address of Principal Executive Offices)

                                  800-685-8082
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On February 14, 2006 Novastar Resources Ltd. ("Novastar") entered into a Merger Agreement (the "Merger Agreement") with Thorium Power, Inc. ("Thorium Power"), a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Novastar with the Securities and Exchange Commission on February 21, 2006. One of the conditions to the consummation of the transactions contemplated by the Merger Agreement is the approval of the Merger Agreement, and the transactions contemplated thereby, by the stockholders of Thorium Power.

On April 12, 2006, stockholders of Thorium Power holding 57.89% of Thorium Power's voting stock in the aggregate, signed a written consent approving the merger and the transactions contemplated thereby. This written consent satisfied the stockholder approval condition contained in the Merger Agreement.

Novastar issued a press release disclosing that it has received notification from Thorium Power of the approval of the Merger Agreement and related transactions by Thorium Power's stockholders. The Press release is attached to this current report as Exhibit 99.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)    EXHIBITS

EXHIBIT NUMBER       DESCRIPTION OF EXHIBIT

99.1                 Press Release disclosing notification of Thorium Power
                     Stockholder Approval

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novastar Resources Ltd.

Date: April 17, 2006

/s/ Seth Grae
-------------------------------------
President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION OF EXHIBIT

99.1                 Press Release disclosing notification of Thorium Power
                     Stockholder Approval